Exhibit 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)


     The undersigned executive officer of Progress Financial Corporation (the "Registrant") hereby certifies that to the best of his knowledge the Registrant's Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                          /s/ Michael B. High
                                          --------------------------------------
                                          Name:  Michael B. High
                                          Title: Chief Operating Officer and
                                                 Chief Financial Officer

Date:  November 12, 2003



     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.